UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2005

__________________________

Ocean Bio-Chem, Inc.

(Exact name of registrant as specified in its charter)

Florida	2-70197	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4041 SW 47th Avenue

Fort Lauderdale, Florida 33314

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

954-587-6280

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On February 21, 2005, Ocean BioChem, Inc. (the “Company”) issued 150,003 shares of its common stock to Nico P. Pronk pursuant to the cashless exercise of a Warrant dated January 29, 2002. The Warrant was exercisable for a total of 150,003 shares of the Company’s common stock at an exercise price of $1.2727 per share. In connection with the cashless exercise, Mr. Pronk tendered shares of the Company’s common stock issuable pursuant to the Warrant as consideration to pay the exercise price. The issuance of the shares was exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) promulgated thereunder as a transaction not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 22, 2005

Ocean Bio-Chem, Inc.

/s/ Peter G. Dornau
Peter G. Dornau
Chairman of the Board and
Chief Executive Officer